UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2014

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

We previously filed a Form 8-K on July 28, 2014, reporting our acquisition of a total of 61 single-family homes located in the Memphis, Tennessee, metropolitan area. We are filing this Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Real Estate Acquired.

(b)   Pro Forma Financial Information.

Reven Housing Tennessee, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

BALANCE SHEET AND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

UNAUDITED PRO FORMA

STATEMENT OF OPERATIONS

July 28, 2014

Reven Housing Tennessee, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

TABLE OF CONTENTS

Page

Report of Independent Registered Public Accounting Firm	1

Balance Sheet	3

Notes to the Balance Sheet	4

Pro Forma Statement of Operations (Unaudited)	7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member

Reven Housing Tennessee, LLC

(A wholly-owned subsidiary of Reven Housing REIT, Inc.)

We have audited the accompanying balance sheet and the related notes of Reven Housing Tennessee, LLC (the “Company”), a wholly-owned subsidiary of Reven Housing REIT, Inc. (the “Registrant”), as of July 28, 2014. Reven Housing Tennessee, LLC’s management is responsible for the financial statement. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Reven Housing Tennessee, LLC as of July 28, 2014, in conformity with accounting principles generally accepted in the United States of America.

San Diego, California	/s/ PKF
August 27, 2014	PKF
Certified Public Accountants
A Professional Corporation

Reven Housing Tennessee, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

Balance Sheet

July 28, 2014

ASSETS

Residential homes	$3,952,559
Land	700,000
Funds held in escrow	1,075,542
Prepaid expenses	38,717
Funds held by property manager	33,820

Total assets	$5,800,638

LIABILITIES AND MEMBER'S EQUITY

Liabilities:
Accounts payable	$82,364
Unearned rents	15,178
Security deposits	41,090

Total liabilities	138,632

Commitment (Note 7)

Member's equity	5,662,006

Total liabilities and member's equity	$5,800,638

See Notes to the Balance Sheet.

Reven Housing Tennessee, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

July 28, 2014

NOTE 1 – ORGANIZATION

Reven Housing Tennessee, LLC (the “Company”) is a Delaware single member limited liability company that engages in the acquisition and ownership of residential real estate properties throughout the states of Tennessee and Mississippi. The Company was formed on July 10, 2014 as a single member limited liability company and is a wholly-owned subsidiary of Reven Housing REIT, Inc. (the “Registrant”).

On July 28, 2014, the Company completed the acquisition of 51 residential homes, pursuant to a purchase and sale agreement with 3 different sellers. The acquired properties are part of a portfolio of 60 single family homes. The remaining 9 homes will be purchased from $594,000 of funds currently held by the escrow agent once acceptable leases are completed. The homes are primarily three bedroom, two bath homes with an average size of 1,811 square feet and are located in the Memphis, Tennessee metropolitan area. Total consideration for the acquisition of the 51 homes was approximately $4,046,000, including closing costs, which has been funded primarily by cash contributed from the Registrant. Additional funds of $209,542 was funded to escrow to be utilized by the seller for required repairs. These escrow funds will be released to the seller and added to the acquisition costs as the repairs are completed.

Also on July 28, 2014, the Company completed the acquisition of 10 residential homes, pursuant to a separate purchase and sale agreement with another seller. The acquired properties are part of a portfolio of 14 single family homes. The remaining 4 homes will be purchased from $229,000 of funds currently held by the escrow agent once acceptable leases are completed. The homes are primarily three bedroom, two bath homes with an average size of 1,525 square feet and are located in the Memphis, Tennessee metropolitan area. Total consideration for the acquisition of the 10 homes was approximately $607,000, including closing costs, which has been funded primarily by cash contributed from the Registrant. Additional funds of $43,000 was funded to escrow to be utilized by the seller for required repairs. These escrow funds will be released to the seller and added to the acquisition costs as the repairs are completed.

NOTE 2 – BASIS OF ACCOUNTING

The accompanying balance sheet is presented in conformity with accounting principles generally accepted in the United States of America ("GAAP") and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired.

An audited balance sheet is being presented as of the acquisition date, July 28, 2014. A statement of operations outlining the operations for the homes acquired is not presented because applicable historical results of operations for the individual properties is not available from the various sellers.

Reven Housing Tennessee, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

July 28, 2014

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Property Acquisitions

The Company accounts for its acquisitions of real estate in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805, Accounting for Business Combinations, Goodwill, and Other Intangible Assets, which requires the purchase price of acquired properties be allocated to the acquired tangible assets and liabilities, consisting of land, building, and identified intangible assets, consisting of the value of above-market and below-market leases, the value of in-place leases, unamortized lease origination costs and security deposits, based in each case on their fair values and ASC 970, Real Estate Project Costs, which requires that pre-acquisition costs relating to the acquisition of property incurred before the property is acquired and are otherwise capitalizable should be capitalized.

The Company allocates the purchase price to tangible assets of an acquired property (which includes land and building) based on the estimated fair values of those tangible assets, assuming the property was vacant. Fair value for land and building is based on the purchase price for these properties. The Company also considers information obtained about each property as a result of its pre-acquisition due diligence, marketing and leasing activities in estimating the fair values of the tangible and intangible assets and liabilities acquired.

The total value allocable to intangible assets acquired, which consists of unamortized lease origination costs and in-place leases (including an above-market or below-market component of an acquired in-place lease), are allocated based on management’s evaluation of the specific characteristics of each tenant’s lease and the Company’s overall relationship with that respective tenant. Characteristics considered by management in allocating these values include the nature and extent of the existing business relationships with the tenant, growth prospects for developing new business with the tenant, the remaining term of the lease and the tenant’s credit quality, among other factors. As of July 28, 2014, management has determined that no value is required to be allocated to intangible assets, as the values are insignificant.

Residential Homes, net

Residential homes purchased by the Company are recorded at cost. The Homes are depreciated over the estimated useful lives using the straight-line method for financial reporting purposes. The estimated useful life for the residential homes is estimated to be 27.5 years.

Security Deposits

Security deposits represent amounts deposited by tenants at the inception of the lease. These amounts have been allocated from the purchase price of the Homes based on the signed lease agreements.

Reven Housing Tennessee, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

July 28, 2014

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the balance sheet date. Actual results could differ from those estimates.

NOTE 4 – PURCHASE PRICE ALLOCATION

In accordance with ASC 805, the Company allocated the purchase price of the individual properties based on estimated values in accordance with the due diligence and the specific agreed upon contract values. Additional closing costs have been allocated proportionally based on these values. The allocation of costs between land and improvements have been estimated based on approximate fair market and tax assessed values. Based on these estimates, the Company has allocated approximately $700,000 of the total acquisition costs to land values and $3,952,559 to the value of the homes and improvements.

The 61 Homes purchased were all leased to tenants upon acquisition. Of these leases, 44 are for terms that are month to month or expire within one year of the purchase date, another 16 expire within two years of the purchase date, and one additional lease expires within three years of the purchase date.

NOTE 5 – FUNDS HELD IN ESCROW

Per the purchase agreements, the Company agreed to fund an escrow account for the purchase price of thirteen properties which will be acquired from the applicable sellers once acceptable lease agreements have been executed with tenants, and the properties are occupied. Amounts held in escrow for these deferred purchases totaled $823,000.

Additionally, $252,542 of the Company’s purchase funds were placed in escrow to be utilized for repairs to be made to the properties. These funds will be released to the sellers, upon completion of the repairs.

NOTE 6 – MEMBER’S EQUITY

The Company received capital contributions from the Registrant approximating $5,662,000.

NOTE 7 – COMMITMENT

The Company has entered a property management agreement with Marathon Management, LLC in which the Company will pay seven percent of gross rental receipts. Marathon Management, LLC managed 42 of the properties previously and is a related entity to several of the selling entities.

Reven Housing Tennessee, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

July 28, 2014

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated subsequent events, as defined by FASB ASC 855, Subsequent Events, through the date that the balance sheet was available to be issued on August 27 , 2014.

Reven Housing Tennessee, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

PRO FORMA STATEMENT OF OPERATIONS (Unaudited)

For the Year Ending December 31, 2014

On July 28, 2014, Reven Housing Tennessee, LLC (the “Company”), a wholly-owned subsidiary of Reven Housing REIT, Inc. (the “Registrant”), completed the acquisition of 51 residential homes, pursuant to a purchase and sale agreement with 3 different sellers. The Homes are primarily three bedroom, two bath homes with an average size of 1,811 square feet and are located in the Memphis, Tennessee metropolitan area. Total consideration for the acquisition of the 51 homes was approximately $4,046,000, including closing costs, which has been funded primarily by cash contributed from the Registrant. Additional funds of $209,542 was funded to escrow to be utilized by the seller for required repairs. These escrow funds will be released to the seller and added to the acquisition costs as the repairs are completed.

Also on July 28, 2014, the Company completed the acquisition of 10 residential homes, pursuant to a separate purchase and sale agreement with another seller. The Homes are primarily three bedroom, two bath homes with an average size of 1,525 square feet and are located in the Memphis, Tennessee metropolitan area. Total consideration for the acquisition of the 10 homes was approximately $607,000, including closing costs, which has been funded primarily by cash contributed from the Registrant. Additional funds of $43,000 was funded to escrow to be utilized by the seller for required repairs. These escrow funds will be released to the seller and added to the acquisition costs as the repairs are completed.

Reven Housing Tennessee, LLC is a Delaware single member limited liability company that engages in the acquisition and ownership of residential real estate properties throughout the states of Tennessee and Mississippi.

The following unaudited pro forma statement of operations for the year ending December 31, 2014 has been prepared to give effect to the acquisition of the Homes as if the acquisition occurred on January 1, 2014. The following unaudited pro forma financial information is provided for informational purposes only. The unaudited pro forma financial information does not purport to project the future financial position or operating results of the Company. The pro forma financial statement contains the assumptions described below.

Reven Housing Tennessee, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

PRO FORMA STATEMENT OF OPERATIONS (Unaudited)

For the Year Ending December 31, 2014

Revenues:
Rental income	$710,845	{a}
Less: Vacancy and credit losses	(71,084)	{b}

Net revenues	639,761

Operating Expenses:
Repairs and maintenance	56,868	{c}
Property and liability insurance	42,700	{d}
Property management fees	44,783	{e}
Property taxes	96,045	{f}
Leasing and turnover costs	36,031	{g}
HOA and other	7,108

Total operating expenses	283,535

Net operating income	356,226

Depreciation expense	143,729	{h}

Net operating income after depreciation	$212,496

Assumptions:

{a} Rental income consists primarily of base rent. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2014.

{b} Vacancy and credit loss is estimated based on the national average of vacancy percentage of rental homes multiplied by management’s estimated length of vacancy.

{c} Repairs and maintenance expense is estimated based on 8% of gross rental income

{d} Property and liability insurance expense is based on actual premiums paid per home which was approximately $650 per property.

{e} Property management fees are calculated based on a 7% property management fee per the property management agreement.

{f} Property tax expense is based on property tax assessments for the 2013 tax year.

{g} Leasing and turnover costs include estimated leasing commissions and move out repairs based on approximately 33% of the homes being released during the year.

{h} Depreciation expense is calculated using the straight-line method based on the purchase price allocated to each residential home over an estimated 27.5 year life.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: August 28, 2014	/s/ Chad M. Carpenter
Name: Chad M. Carpenter
Title: Chief Executive Officer